Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports First Quarter 2015 Earnings

Scranton, PA, April 21/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three months ended March 31, 2015. Peoples reported net income of $5.0 million, or $0.67 per basic and diluted weighted average share for the first quarter of 2015, compared to net income of $4.7 million, or $0.62 per share, for the comparable period of 2014. The results for the three months ended March 31, 2014, include pre-tax acquisition related expenses of $608 thousand. Gains on sale of investment securities were $832 thousand for the three months ended March 31, 2015, while there were no gains recognized for the comparable period in 2014.

Core net income for the three months ended March 31, 2015 was $4.5 million, a $590 thousand decrease from $5.1 million for the same period in 2014. Core net income per share for the three months ended March 31, 2015 was $0.60, compared to $0.67 for the same period in 2014.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results for 2015 and 2014 contained items which Peoples considers non-core, namely net gains on sales of investment securities available-for-sale and one-time acquisition related expenses. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

FIRST QUARTER NOTABLES

•	Entrance into Luzerne County market through the acquisition of a commercial property located in Kingston, PA. The office is expected to be fully operational by the first quarter 2016.

•	Successful first full quarter of operations in newly established Lehigh Valley market through the origination of $36.5 million in loans and acquisition of $3.2 million in deposits at March 31, 2015.

•	Initiated process of reconstitution of the Wealth Management Division and Trust Department of Peoples Security Bank and Trust Company under the direction of a professional with 31 years of experience in reengineering fiduciary and investment advisory service functions.

•	Nonperforming assets to loans, net, and foreclosed assets was relatively constant at 0.91% at the end of the first quarter of 2015 compared to the end of the prior quarter and improved significantly from 1.30% at quarter end March 31, 2014.

•	Loans, net grew $27.3 million or 9.1% on an annualized basis in the first quarter of 2015 following growth of $30.0 million or 10.0% on an annualized basis in the fourth quarter of 2014.

•	Tangible book value per share improved $1.08 to $23.96 at the end of the first quarter of 2015 compared to $22.88 at March 31, 2014.

INCOME STATEMENT REVIEW

The tax-equivalent net interest margin for the quarter ended March 31, 2015 was 3.88% compared to 4.09% in 2014. Loan accretion included in loan interest income in the first quarter of 2015, related to loans acquired in the fourth quarter of 2013, was $225 thousand, resulting in an increase in the tax-equivalent net interest margin of 6 basis points. For the first quarter of 2014, loan accretion related to loans acquired was $1.1 million including accretion recognized on loan payoffs, resulting in an increase in the tax-equivalent net interest margin of 29 basis points.

Tax-equivalent net interest income for the quarter ended March 31, decreased $706 thousand to $14.8 million in 2015 from $15.5 million in 2014. The decrease in tax equivalent net interest income was primarily due to the decrease in loan accretion for the first quarter of 2015, compared to the same period of 2014. The tax-equivalent yield on the loan portfolio decreased to 4.70% for the first quarter of 2015 compared to 5.14%, for the comparable period in 2014. For the first quarter, loans, net averaged $1.2 billion in both 2015 and 2014. For the quarter ended March 31, the tax-equivalent yield on total investments decreased to 2.78% in 2015, from 2.81% in 2014. Average investments totaled $313.1 million in the first quarter of 2015 and $319.8 million in the first quarter of 2014. The cost of funds declined to 0.54% in the three months ended March 31, 2015 from 0.59%, for the same period of 2014. Average interest-bearing liabilities were constant at $1.2 billion for the quarters ended March 31, 2015 and 2014.

The provision for loan losses was $750 thousand for the quarter ended March 31, 2015, compared to $857 thousand for the same period last year. The reduction in the provision for loan losses in 2015 was due to the application of our allowance for loan losses methodology, which was primarily influenced by reporting a lower level of nonperforming assets as a percentage of loans and foreclosed assets compared to the prior year period.

For the quarter ended March 31, noninterest income totaled $4.3 million in 2015 and $3.6 million in 2014. Increases in wealth management services and mortgage banking activities offset decreases in service charges, fees and commissions, revenues from merchant services and income from fiduciary activities. Net gains on sale of investment securities were $832 thousand, for the three months ended March 31, 2015, compared to no gains for the comparable period in 2014.

Noninterest expense for the first quarter of 2015 decreased to $11.1 million from $11.3 million for the same period in 2014. The recognition of acquisition related expense of $608 thousand, in the first quarter of 2014, was the primary cause for this decrease as there was no comparable expense for the first quarter of 2015. The remaining categories of noninterest expense increased in total by $415 thousand. Increases in employee related costs and net occupancy expenses were partially offset by decreases in merchant services expense, amortization of intangible assets and other expenses.

BALANCE SHEET REVIEW

Total assets decreased $27.5 million or 6.4% on an annualized basis for the quarter ended March 31, 2015. Strong loan demand resulted in an increase in loans, net of $27.3 million or 9.1% on an annualized basis in the first quarter of 2015. The increase was attributable to organic growth fostered through our entrance into the Lehigh Valley market as well as renewed interest in business lending in existing markets. The loan growth was funded through the sale of certain investment securities available for sale. Total investments declined to $294.5 million at March 31, 2015 from $354.3 million at the end of 2014. Along with the increase in loans and the decrease to investment securities, deposits decreased $9.3 million for the first quarter of 2015 while short-term, overnight borrowings decreased $19.6 million. The majority of the decline in deposits was in noninterest bearing deposits, which decreased 10.9% on an annualized basis to $305.0 million at March 31, 2015 compared to $313.5 million at the end of 2014.

Stockholders’ equity equaled $249.5 million or $33.05 per share at March 31, 2015, and $246.8 million or $32.69 per share at December 31, 2014. Total tangible stockholders’ equity improved to $180.9 million or $23.96 per share at March 31, 2015, compared to $177.9 million or $23.57 per share at December 31, 2014. Stockholders’ equity grew $2.7 million in the first quarter of 2015 as net income was partially offset by dividends and an increase in accumulated other comprehensive loss. Dividends declared for the three months ended March 31, 2015 amounted to $0.31 per share. The dividend payout ratio was of 46.4% in the first quarter of 2015.

ASSET QUALITY REVIEW

Nonperforming assets were $11.3 million or 0.91% of loans, net and foreclosed assets at March 31, 2015, a slight degradation from $10.9 million or 0.90% at December 31, 2014, and an improvement from $15.3 million or 1.30% at March 31, 2014. The allowance for loan losses equaled $10.8 million or 0.87% of loans, net at March 31, 2015, compared to $10.3 million or 0.85% of loans, net, at December 31, 2014, and $8.9 million or 0.75% of loans, net, at March 31, 2014. Loans charged-off, net of recoveries, for the three months ended March 31, 2015, equaled $285 thousand or 0.09% of average loans, compared to $649 thousand or 0.22% of average loans for the comparable period last year.

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Lackawanna, Lehigh, Luzerne, Monroe, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 26 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.

/Contact: MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or m.luciani@pennsecurity.com

Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre- acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except per share data)

	Mar 31 2015	Dec 31 2014	Sept 30 2014	June 30 2014	Mar 31 2014

Key performance data:
Per share data:
Net income	$0.67	$0.58	$0.70	$0.44	$0.62
Core net income (1)	$0.60	$0.58	$0.65	$0.51	$0.67
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$33.05	$32.69	$32.60	$32.35	$32.13
Tangible book value (1)	$23.96	$23.57	$23.43	$23.14	$22.88
Market value:
High	$49.26	$52.52	$52.52	$53.05	$42.26
Low	$39.35	$44.17	$45.99	$42.50	$37.85
Closing	$44.87	$49.68	$45.99	$51.39	$41.62
Market capitalization	$338,695	$375,002	$347,149	$387,910	$314,163
Common shares outstanding	7,548,358	7,548,358	7,548,358	7,548,358	7,548,358

Selected ratios:

Return on average stockholders’ equity	8.28%	7.06%	8.49%	5.60%	8.01%

Core return on average stockholders’ equity (1)	7.40%	7.06%	7.87%	6.52%	8.68%

Return on average tangible stockholders’ equity (1)	11.93%	10.28%	12.34%	8.42%	11.89%

Core return on average tangible stockholders’ equity (1)	10.25%	9.81%	10.98%	9.21%	12.30%

Return on average assets	1.20%	1.01%	1.20%	0.78%	1.12%

Core return on average assets (1)	1.07%	1.01%	1.11%	0.91%	1.22%

Stockholders’ equity to total assets	14.55%	14.17%	14.27%	14.10%	14.12%

Efficiency ratio (2)	58.63%	61.81%	56.79%	67.91%	59.79%

Nonperforming assets to loans, net, and foreclosed assets	0.91%	0.90%	1.11%	1.35%	1.30%

Net charge-offs to average loans, net	0.09%	0.21%	0.04%	0.15%	0.22%

Allowance for loan losses to loans, net	0.87%	0.85%	0.86%	0.82%	0.75%

Earning assets yield (FTE) (3)	4.28%	4.19%	4.25%	4.17%	4.53%

Cost of funds	0.54%	0.54%	0.56%	0.59%	0.59%

Net interest spread (FTE) (3)	3.74%	3.65%	3.69%	3.58%	3.94%

Net interest margin (FTE) (3)	3.88%	3.79%	3.84%	3.73%	4.09%

(1)	See Reconciliation of Non-GAAP financial measures.
(2)	Total noninterest expense less amortization of intangible assets divided by net interest income and noninterest income.
(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

Three Months Ended	Mar 31	Mar 31
	2015	2014
Interest income:
Interest and fees on loans:
Taxable	$13,340	$14,000
Tax-exempt	559	635
Interest and dividends on investment securities:
Taxable	900	928
Tax-exempt	805	829
Dividends	9	16
Interest on interest-bearing deposits in other banks	8	10
Interest on federal funds sold	7	14
Total interest income	15,628	16,432

Interest expense:
Interest on deposits	1,268	1,357
Interest on short-term borrowings	8	34
Interest on long-term debt	259	296
Total interest expense	1,535	1,687
Net interest income	14,093	14,745
Provision for loan losses	750	857
Net interest income after provision for loan losses	13,343	13,888

Noninterest income:
Service charges, fees, commissions	1,612	1,624
Merchant services income	790	894
Commissions and fees on fiduciary activities	459	567
Wealth management income	205	187
Mortgage banking income	222	99
Life insurance investment income	189	189
Net gains on sale of investment securities available-for-sale	832
Total noninterest income	4,309	3,560

Noninterest expense:
Salaries and employee benefits expense	5,233	5,168
Net occupancy and equipment expense	2,468	1,733
Merchant services expense	533	565
Amortization of intangible assets	305	343
Acquisition related expenses		608
Other expenses	2,555	2,870
Total noninterest expense	11,094	11,287
Income before income taxes	6,558	6,161
Provision for income tax expense	1,514	1,463
Net income	$5,044	$4,698

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	$767	$2,394
Reclassification adjustment for gains included in net income	(832)
Income tax expense (benefit) related to other comprehensive income	(23)	838
Other comprehensive income (loss), net of income taxes	(42)	1,556
Comprehensive income	$5,002	$6,254

Per share data:
Net income	$0.67	$0.62
Cash dividends declared	$0.31	$0.31
Average common shares outstanding	7,548,358	7,550,253

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

Three months ended	Mar 31 2015	Dec 31 2014	Sept 30 2014	June 30 2014	March 31 2014
Interest income:
Interest and fees on loans:
Taxable	$13,340	$13,281	$13,876	$13,159	$14,000
Tax-exempt	559	658	465	507	635
Interest and dividends on investment securities available-for-sale:
Taxable	900	1,069	1,007	942	928
Tax-exempt	805	809	816	817	829
Dividends	9	18	2	14	16
Interest on interest-bearing deposits in other banks	8	9	10	9	10
Interest on federal funds sold	7	6	16	34	14
Total interest income	15,628	15,850	16,192	15,482	16,432

Interest expense:
Interest on deposits	1,268	1,306	1,354	1,414	1,357
Interest on short-term borrowings	8	4	9	24	34
Interest on long-term debt	259	276	279	289	296
Total interest expense	1,535	1,586	1,642	1,727	1,687
Net interest income	14,093	14,264	14,550	13,755	14,745
Provision for loan losses	750	800	666	1,201	857
Net interest income after provision for loan losses	13,343	13,464	13,884	12,554	13,888

Noninterest income:
Service charges, fees, commissions	1,612	1,669	1,634	1,557	1,624
Merchant services income	790	765	1,002	888	894
Commissions and fees on fiduciary activities	459	489	575	548	567
Wealth management income	205	183	217	165	187
Mortgage banking income	222	214	142	193	99
Life insurance investment income	189	213	109	267	189
Net gains on sale of investment securities available-for-sale	832		701	160
Total noninterest income	4,309	3,533	4,380	3,778	3,560

Noninterest expense:
Salaries and employee benefits expense	5,233	5,769	4,754	4,961	5,168
Net occupancy and equipment expense	2,468	2,022	2,020	2,327	1,733
Merchant services expense	533	514	662	495	565
Amortization of intangible assets	305	324	334	333	343
Acquisition related expenses			109	1,008	608
Other expenses	2,555	2,694	3,205	3,115	2,870
Total noninterest expense	11,094	11,323	11,084	12,239	11,287
Income before income taxes	6,558	5,674	7,180	4,093	6,161
Income tax expense	1,514	1,290	1,944	762	1,463
Net income	5,044	$4,384	$5,236	$3,331	$4,698

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale	767	$1,532	$(825)	$1,242	$2,394
Reclassification adjustment for gains included in net income	(832)		(701)	(160)
Change in pension liability		(3,684)
Income tax expense (benefit) related to other comprehensive income (loss)	(23)	(753)	(534)	378	838
Other comprehensive income (loss), net of income taxes	(42)	(1,399)	(992)	704	1,556
Comprehensive income (loss)	$5,002	$2,985	$4,244	$4,035	$6,254

Per share data:
Net income	$0.67	$0.58	$0.70	$0.44	$0.62
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,548,358	7,548,358	7,548,358	7,548,358	7,550,253

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

Three months ended	Mar 31 2015	Dec 31 2014	Sept 30 2014	June 30 2014	March 31 2014

Net interest income:
Interest income
Loans, net:
Taxable	$13,340	$13,281	$13,876	$13,159	$14,000
Tax-exempt	860	1,013	715	779	978
Total loans, net	14,200	14,294	14,591	13,938	14,978
Investments:
Taxable	909	1,087	1,009	956	944
Tax-exempt	1,238	1,244	1,256	1,258	1,274
Total investments	2,147	2,331	2,265	2,214	2,218
Interest on interest-bearing balances in other banks	8	9	10	9	10
Federal funds sold	7	6	16	34	14
Total interest income	16,362	16,640	16,882	16,195	17,220
Interest expense:
Deposits	1,268	1,306	1,354	1,414	1,357
Short-term borrowings	8	4	9	24	34
Long-term debt	259	276	279	289	296
Total interest expense	1,535	1,586	1,642	1,727	1,687
Net interest income	$14,827	$15,054	$15,240	$14,468	$15,533

Loans, net:
Taxable	4.68%	4.67%	4.88%	4.69%	5.18%
Tax-exempt	4.96%	5.85%	5.05%	4.94%	4.69%
Total loans, net	4.70%	4.74%	4.89%	4.71%	5.14%
Investments:
Taxable	1.68%	1.63%	1.57%	1.72%	1.77%
Tax-exempt	5.36%	5.20%	5.10%	5.15%	4.99%
Total investments	2.78%	2.57%	2.55%	2.77%	2.81%
Interest-bearing balances with banks	1.19%	0.34%	0.68%	0.83%	0.55%
Federal funds sold	0.33%	0.31%	0.19%	0.31%	0.18%
Total earning assets	4.28%	4.19%	4.25%	4.17%	4.53%
Interest expense:
Deposits	0.46%	0.46%	0.48%	0.51%	0.50%
Short-term borrowings	0.31%	0.14%	0.42%	0.51%	0.65%
Long-term debt	3.21%	3.26%	3.21%	3.27%	3.30%
Total interest-bearing liabilities	0.54%	0.54%	0.56%	0.59%	0.59%
Net interest spread	3.74%	3.65%	3.69%	3.58%	3.94%
Net interest margin	3.88%	3.79%	3.84%	3.73%	4.09%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands, except per share data)

	Mar 31	Dec 31	Sept 30	June 30	March 31
At period end	2015	2014	2014	2014	2014

Assets:
Cash and due from banks	$24,193	$24,656	$21,179	$51,416	$26,204
Interest-bearing balances in other banks	6,813	6,770	6,932	10,592	7,168
Federal funds sold	8,625		6,100	15,400	45,840
Investment securities:
Available-for-sale	280,300	339,586	350,825	312,323	302,226
Held-to-maturity	14,172	14,665	15,264	15,915	16,607
Total investments	294,472	354,251	366,089	328,238	318,833
Loans held for sale	3,101	3,486	2,961	2,757	1,816
Loans, net	1,237,168	1,209,894	1,179,942	1,179,847	1,177,122
Less: allowance for loan losses	10,803	10,338	10,171	9,622	8,859
Net loans	1,226,365	1,199,556	1,169,771	1,170,225	1,168,263
Premises and equipment, net	26,117	25,433	25,692	25,670	25,579
Accrued interest receivable	4,922	5,580	5,381	5,576	5,366
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	5,197	5,501	5,826	6,159	6,492
Other assets	50,966	53,066	51,477	51,703	49,330
Total assets	$1,714,141	$1,741,669	$1,724,778	$1,731,106	$1,718,261

Liabilities:
Deposits:
Noninterest-bearing	$305,037	$313,498	$302,279	$295,922	$282,060
Interest-bearing	1,111,241	1,112,060	1,123,349	1,126,880	1,122,006
Total deposits	1,416,278	1,425,558	1,425,628	1,422,802	1,404,066
Short-term borrowings		19,557	6,514	14,088	22,539
Long-term debt	32,318	33,140	34,020	34,925	35,838
Accrued interest payable	460	574	597	580	610
Other liabilities	15,627	16,061	11,950	14,546	12,643
Total liabilities	1,464,683	1,494,890	1,478,709	1,486,941	1,475,696

Stockholders’ equity:
Common stock	15,097	15,097	15,097	15,097	15,607
Capital surplus	140,232	140,214	140,150	140,150	146,035
Retained earnings	95,000	92,297	90,252	87,356	86,365
Accumulated other comprehensive income (loss)	(871)	(829)	570	1,562	858
Less: Treasury stock, at cost					6,300
Total stockholders’ equity	249,458	246,779	246,069	244,165	242,565
Total liabilities and stockholders’ equity	$1,714,141	$1,741,669	$1,724,778	$1,731,106	$1,718,261

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands except per share data)

	Mar 31	Dec 31	Sept 30	June 30	March 31
Average quarterly balances	2015	2014	2014	2014	2014

Assets:
Loans, net:
Taxable	$1,155,435	$1,127,719	$1,127,888	$1,124,273	$1,096,793
Tax-exempt	70,334	68,731	56,214	63,295	84,688
Total loans, net	1,225,769	1,196,450	1,184,102	1,187,568	1,181,481
Investments:
Taxable	219,360	265,132	254,556	223,220	216,173
Tax-exempt	93,715	94,870	97,822	97,879	103,625
Total investments	313,075	360,002	352,378	321,099	319,798
Interest-bearing balances with banks	2,718	10,620	5,875	4,342	7,327
Federal funds sold	8,674	7,663	34,227	44,553	32,444
Total earning assets	1,550,236	1,574,735	1,576,582	1,557,562	1,541,050
Other assets	161,103	149,001	152,821	150,877	154,020
Total assets	$1,711,339	$1,723,736	$1,729,403	$1,708,439	$1,695,070

Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,109,914	$1,124,702	$1,126,915	$1,118,108	$1,109,085
Noninterest-bearing	298,166	300,287	303,441	288,015	274,584
Total deposits	1,408,080	1,424,989	1,430,356	1,406,123	1,383,669
Short-term borrowings	10,373	11,046	8,511	18,759	21,351
Long-term debt	32,726	33,612	34,510	35,419	36,330
Other liabilities	13,240	7,693	11,330	9,381	15,767
Total liabilities	1,464,419	1,477,340	1,484,707	1,469,682	1,457,117
Stockholders’ equity	246,920	246,396	244,696	238,757	237,953
Total liabilities and stockholders’ equity	$1,711,339	$1,723,736	$1,729,403	$1,708,439	$1,695,070

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	March 31
At quarter end	2015	2014	2014	2014	2014

Nonperforming assets:
Nonaccrual/restructured loans	$9,736	$8,699	$11,324	$13,616	$12,922
Accruing loans past due 90 days or more	1,237	1,623	955	1,693	1,663
Foreclosed assets	324	561	840	626	678
Total nonperforming assets	$11,297	$10,883	$13,119	$15,935	$15,263

Three months ended

Allowance for loan losses:
Beginning balance	$10,338	$10,171	$9,622	$8,859	$8,651
Charge-offs	365	641	177	790	683
Recoveries	80	8	60	352	34
Provision for loan losses	750	800	666	1,201	857
Ending balance	$10,803	$10,338	$10,171	$9,622	$8,859

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2015	2014	2014	2014	2014
Three months ended

Core net income (loss) per share:
Net income (loss) GAAP	$5,044	$4,384	$5,236	$3,331	$4,698
Adjustments:
Less: Gains on sale of investment securities, net of tax	541		456	104
Add: Acquisition related expenses, net of tax			71	655	395
Net income (loss) Core	$4,503	$4,384	$4,851	$3,882	$5,093

Average common shares outstanding	7,548,358	7,548,358	7,548,358	7,548,358	7,550,253

Core net income (loss) per share	$0.60	$0.58	$0.65	$0.51	$0.67

Tangible book value:
Total stockholders’ equity	$249,458	$246,779	$246,069	$244,165	$242,565
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	5,197	5,501	5,826	6,159	6,492
Total tangible stockholders’ equity	$180,891	$177,908	$176,873	$174,636	$172,703

Common shares outstanding	7,548,358	7,548,358	7,548,358	7,548,358	7,548,358

Tangible book value per share	$23.96	$23.57	$23.43	$23.14	$22.88

Core return on average stockholders’ equity:
Net income (loss) GAAP	$5,044	$4,384	$5,236	$3,331	$4,698
Adjustments:
Less: Gains on sale of investment securities, net of tax	541		456	104
Add: Acquisition related expenses, net of tax			71	655	395
Net income (loss) Core	$4,503	$4,384	$4,851	$3,882	$5,093

Average stockholders’ equity	$246,920	$246,396	$244,696	$238,757	$237,953

Core return on average stockholders’ equity	7.40%	7.06%	7.87%	6.52%	8.68%

Return on average tangible equity:
Net income (loss) GAAP	$5,044	$4,384	$5,236	$3,331	$4,698
Amortization of intangibles, net of tax	198	210	217	216	223
Adjusted net income (loss)	$5,242	$4,594	$5,453	$3,547	$4,921

Average stockholders’ equity	$246,920	$246,396	$244,696	$238,757	$237,953
Less: average intangibles	68,719	69,034	69,363	69,696	70,034
Average tangible stockholders’ equity	$178,201	$177,362	$175,333	$169,061	$167,919

Return on average tangible stockholders’ equity	11.93%	10.28%	12.34%	8.42%	11.89%

Core return on average tangible stockholders’ equity:
Net income (loss) GAAP	$5,044	$4,384	$5,236	$3,331	$4,698
Adjustments:
Less: Gains on sale of investment securities, net of tax	541		456	104
Add: Acquisition related expenses, net of tax			71	655	395
Net income (loss) Core	$4,503	$4,384	$4,851	$3,882	$5,093

Average stockholders’ equity	$246,920	$246,396	$244,696	$238,757	$237,953
Less: average intangibles	68,719	69,034	69,363	69,696	70,034
Average tangible stockholders’ equity	$178,201	$177,362	$175,333	$169,061	$167,919

Core return on average tangible stockholders’ equity	10.25%	9.81%	10.98%	9.21%	12.30%

Core return on average assets:
Net income (loss) GAAP	$5,044	$4,384	$5,236	$3,331	$4,698
Adjustments:
Less: Gains on sale of investment securities, net of tax	541		456	104
Add: Acquisition related expenses, net of tax			71	655	395
Net income (loss) Core	$4,503	$4,384	$4,851	$3,882	$5,093

Average assets	$1,711,339	$1,723,736	$1,729,403	$1,708,439	$1,695,070

Core return on average assets	1.07%	1.01%	1.11%	0.91%	1.22%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except per share data)

	Mar 31	Mar 31
	2015	2014
Three months ended

Core net income (loss) per share:
Net income (loss) GAAP	$5,044	$4,698
Adjustments:
Less: Gains on sale of investment securities, net of tax	541
Add: Acquisition related expenses, net of tax		395
Net income (loss) Core	$4,503	$5,093

Average common shares outstanding	7,548,358	7,550,253

Core net income (loss) per share	$0.60	$0.67